UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2017

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Talcott Avenue South Watertown, MA		02472
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (617) 673-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)    On December 19, 2017, the Board of Directors (the “Board”) of Bright Horizons Family Solutions Inc. (the “Company”) appointed Ms. Julie Atkinson as a member of the Board effective immediately. The Board increased the size of the Board from eleven to twelve members and appointed Ms. Atkinson to fill the vacancy.

Ms. Atkinson, age 44, has served as Senior Vice President, Global Digital at Tory Burch since February 2017. Prior to joining Tory Burch, Ms. Atkinson served in various leadership roles at Starwood Hotels & Resorts Worldwide, Inc., most recently as Senior Vice President, Global Digital from November 2014 to January 2017 and as Vice President of Global Online Distribution from September 2012 until November 2014. Prior to joining Starwood Hotels & Resorts, Ms. Atkinson held multiple roles at Travelocity including marketing, operations and revenue. Ms. Atkinson received her BA in Political Science and English from Amherst College.

Ms. Atkinson will serve as a Class II director, which class will stand for re-election at the 2018 annual meeting of stockholders. Ms. Atkinson will not serve on any of the Board’s standing committees at this time. There are no agreements or understandings between Ms. Atkinson and any other person pursuant to which she was appointed to the Board and there are no transactions between Ms. Atkinson and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with her service on the Board, Ms. Atkinson will participate in the Company’s director compensation program as set forth in the Company’s 2017 Proxy Statement, including receiving a pro-rated equity award for the current annual period. In addition, Ms. Atkinson and the Company have entered into an indemnification agreement on the same terms as the Company has previously entered into with its other directors, a form of which has been previously filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

By:	/s/ Elizabeth Boland
Name:	Elizabeth Boland
Title:	Chief Financial Officer

Date: December 20, 2017